The Advisors’ Inner Circle Fund (the “Trust”)

Cornerstone Advisors Global Public Equity Fund and

Cornerstone Advisors Core Plus Bond Fund (each, a “Fund” and together, the “Funds”)

Supplement dated July 6, 2021 to the
Funds’ Prospectus and
Statement of Additional Information (the “SAI”), each dated March 1, 2021

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of Pathstone Family Office, LLC (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Funds’ shareholders. In connection therewith, effective immediately, the Funds are closed to investments from new and existing shareholders. The Funds are expected to cease operations and liquidate on or prior to August 31, 2021 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “Purchasing and Selling Fund Shares” section of the Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Funds will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Funds as of the Liquidation Date.

In anticipation of the liquidation of the Funds, the Adviser may manage the Funds in a manner intended to facilitate their orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amounts will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Funds on the Liquidation Date will not be charged any transaction fees by the Funds. However, the net asset value of each Fund on the Liquidation Date will reflect costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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